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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  April 30, 1999
(Date of earliest event reported)

Commission File No. 333-59691



                          DLJ Mortgage Acceptance Corp.
    -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                                         13-3460894
-----------------------                           ----------------------
(State of Incorporation)                       (I.R.S. Employer
                                                 Identification No.)

277 Park Avenue, 9th Floor, New York, New York        10172
-----------------------------------------------   ----------
Address of principal executive offices         (Zip Code)

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                                  212-839-5300
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               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)










                         Index to Exhibits is on Page 5



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ITEM 5.        Other Events

               Acquisition or Disposition of Assets: General

               On April 30, 1999, DLJ Mortgage Acceptance Corp. issued its
Resecuritization Mortgage Trust, Series 1999-A, Class A-1 Principal Only
Certificates, such series representing interests in thirty-four previously issued principal only mortgage pass-through certificates representing senior ownership interests in thirty-one separate pools of mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated March 26, 1999, as supplemented by the prospectus supplement dated April 30, 1999 (together, the "Prospectus").



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ITEM 7.        Financial Statements and Exhibits

               (c) Exhibits

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
Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------
4                                            Trust Agreement between DLJ
                                             Mortgage Acceptance Corp., as
                                             Depositor and The First National
                                             Bank of Chicago, as Trustee, dated
                                             April 30, 1999, for DLJ Mortgage
                                             Acceptance Corp. Resecuritization
                                             Mortgage Trust, Series 1999-A,
                                             Class A-1 Principal Only
                                             Certificates.
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               Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DLJ MORTGAGE ACCEPTANCE CORP.

April 30, 1999

                                             By: /s/ Shannon Smith
                                                __________________________
                                              Name:  Shannon Smith
                                              Title: Senior Vice President



                                       -4-


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                                INDEX TO EXHIBITS

Exhibit No.                   Description
-----------                   -----------
      4                       Trust Agreement between DLJ Mortgage Acceptance
                              Corp., as Depositor and The First National Bank of
                              Chicago, as Trustee, dated April 30, 1999, for DLJ
                              Mortgage Acceptance Corp. Resecuritization
                              Mortgage Trust, Series 1999-A, Class A-1 Principal
                              Only Certificates.

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                            STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.................................'SS'


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